Related Party Transactions	12 Months Ended
Sep. 30, 2016
Related Party Transactions [Abstract]
Related Party Transactions
RELATED PARTY TRANSACTIONS
Transactions between the Company, CD&R and affiliates of CD&R and Tyco are considered related party.
In December 2010, the CD&R Investor acquired a majority stake in the Company (the "CD&R Acquisition"). In connection with the CD&R Acquisition, the Company, AIH and AII entered into a consulting agreement (the "Consulting Agreement") with CD&R. Prior to April 9, 2014, the Company paid a $6,000 annual advisory fee to CD&R and Tyco based on their pro-rata ownership percentages. The fees were paid quarterly, in advance and recorded as a component of selling, general and administrative expenses in the Company’s consolidated statement of operations. As a result of the sale of Tyco's ownership interest on April 9, 2014, the Company’s consulting fee paid to Tyco was prorated through April 9, 2014. Tyco is no longer considered a related party and is not reported as such for periods after April 9, 2014. Additionally, CD&R’s annual consulting fee was reduced to $3,500.
In connection with the IPO on June 15, 2016, the Company entered into an agreement with CD&R to terminate the Consulting Agreement, including the ongoing consulting fees and paid CD&R a fee of $12,800 . The consulting and termination fees were $15,425, $3,500 and $4,854 for the fiscal years ended September 30, 2016, September 25, 2015 and September 26, 2014, respectively.

Additionally, affiliates of CD&R owned equity positions in one of the Company’s customers until fiscal 2014 and another of the Company’s customers until fiscal 2015. The following table presents information regarding related party transactions with these customers:

	Fiscal Year Ended
	September 26, 2014
(in thousands)	Tyco and affiliates	CD&R affiliates
Net sales	$5,933	$105,681
Cost of sales	4,943	78,019